UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 28, 2019

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On June 28, 2019, Hornbeck Offshore Services, Inc. (the “Company”) entered into a new $100 million senior secured asset-based revolving credit facility by and among the Company, as Borrower, certain of the Company’s subsidiaries, as guarantors, certain lenders, and CIT Northbridge Credit LLC as Administrative Agent and Collateral Agent for the lenders (the “Senior Credit Facility”). The Senior Credit Facility is guaranteed by certain of the Company’s domestic and foreign subsidiaries and contains customary representations and warranties, covenants and events of default.

The fully-funded Senior Credit Facility is secured by first priority liens on certain eligible receivables, certain restricted cash amounts and related assets. The Senior Credit Facility will be comprised of two tranches that will rebalance each month based on the variable receivable-backed borrowing base. The unrestricted receivables-backed tranche will mature in 2022, whereas the restricted cash-backed tranche will mature in 2025. The receivables-backed tranche may be used, subject to the completion of applicable eligibility review procedures, for working capital and general corporate purposes, including the refinancing or repayment of existing debt, subject to, among other things, compliance with certain requirements. The cash-backed tranche may, over time, rebalance to the receivables-backed tranche as eligible receivables increase and may be refinanced over time.

Borrowings under the Senior Credit Facility accrue interest at LIBOR plus a floating-rate spread of 5.00% for the life of the facility. The Company may, at its option from time to time, prepay loans under either tranche of the Senior Credit Facility. Fifty percent (50%) of such loans available under the Senior Credit Facility is subject to a prepayment premium (i) at 103% of the principal amount repaid if such repayment occurs on or prior to June 28, 2020; (ii) at 102% of the principal amount repaid if such repayment occurs on or prior to June 28, 2021; (iii) at 101% of the principal amount repaid if such repayment occurs on or prior to December 28, 2021 and (iv) at 100% of the principal amount repaid if such repayment occurs after December 28, 2021, with such premiums subject to adjustments downward under certain circumstances. The other fifty percent (50%) of such loans may be repaid at any time without a prepayment penalty.

The foregoing is only a summary, is not necessarily complete, and is qualified by the full text of the Senior Credit Agreement, the Guaranty and Security Agreement and the ABL/Term Intercreditor Agreement filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

Also filed herewith as Exhibit 99.1 is a press release to be released on Monday July, 8, 2019 in substantially the form attached hereto.

At the request of certain holders of the Company’s Senior Notes (described below), on May 8, 2019, the Company executed an Instrument of Resignation, Appointment and Acceptance (the “Trustee Instrument”) with Wells Fargo Bank, National Association (“Wells Fargo”), as resigning trustee, and Wilmington Trust, National Association (“Wilmington Trust), as successor trustee, with respect to the indenture dated March 16, 2012 (the “2012 Indenture”)

governing the Company’s 5.875% Senior Notes due 2020 and the indenture dated March 28, 2013 (the “2013 Indenture”) governing the Company’s 5.00% Senior Notes due 2021. Pursuant to the terms of the Trustee Instrument, (i) Wells Fargo resigned as trustee, registrar, paying agent, and note custodian under the 2012 Indenture and the 2013 Indenture and (ii) Wilmington Trust assumed all of Wells Fargo’s rights, powers and duties, as trustee, registrar, paying agent, and note custodian under the 2012 Indenture and the 2013 Indenture. The resignation of Wells Fargo and the appointment of Wilmington Trust was effective May 8, 2019.

The preceding paragraph is only a summary, is not necessarily complete, and is qualified by the full text of the Trustee Instrument filed herewith as Exhibit 4.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated herein by reference.

Item 8.01 – Other Events

On June 28, 2019, in connection with the Company’s entry into the Senior Credit Facility, the Company, entered into Amendment No. 2 to First Lien Term Loan Agreement (“Amendment No. 2”) whereby the Company’s First Lien Term Loan Agreement dated as of June 15, 2017, as previously amended, was further amended to clarify various provisions and make certain technical revisions related to the entry into the Senior Credit Facility. The foregoing is a summary only, is not necessarily complete, and is qualified by the full text of Amendment No. 2 filed herewith as Exhibit 10.4.

On June 28, 2019, in connection with the Company’s entry into the Senior Credit Facility, the Company, entered into Supplement No. 2 to First Lien Guaranty and Collateral Agreement (“Supplement No. 2”) whereby the Company’s First Lien Guaranty and Collateral Agreement dated as of June 15, 2017, as previously amended, was further amended to amend an applicable definition related to the entry into the Senior Credit Facility. The foregoing is a summary only, is not necessarily complete, and is qualified by the full text of the Supplement No. 2 filed herewith as Exhibit 10.5.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Instrument of Resignation, Appointment and Acceptance dated as of May 8, 2019 by and among the Company, Wells Fargo Bank, National Association, as resigning trustee, and Wilmington Trust, National Association, as successor trustee.

10.1	Senior Credit Agreement dated as of June 28, 2019 by and among the Company, as Borrower, the obligors signatory thereto, CIT Northbridge Credit LLC, as Collateral Agent and Administrative Agent, and the lenders party thereto.

10.2	Guaranty and Security Agreement dated as of June 28, 2019 by and among the Company, as Borrower, CIT Northbridge Credit LLC, as Agent, and the obligors signatory thereto.

10.3	ABL/Term Intercreditor Agreement dated as of June 28, 2019 by and among the Company, as Parent Borrower, Wilmington Trust, National Association, as Initial Senior Term Collateral Agent and Initial Junior Term Collateral Agent, CIT Northbridge Credit LLC, as ABL Collateral Agent, and the grantors signatory thereto.

10.4	Amendment No. 2 to First Lien Term Loan Agreement dated as of June 28, 2019 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, the guarantors signatory thereto, Wilmington Trust, National Association, as Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and the lenders party thereto, with accompanying Exhibit A.

10.5	Supplement No. 2 to First Lien Term Guaranty and Collateral Agreement dated as of June 28, 2019 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, the guarantors signatory thereto and Wilmington Trust, National Association, as Collateral Agent with accompanying Appendix A.

10.6	Conformed copy of First Lien Term Loan Agreement dated as of June 15, 2017, consolidating all amendments made by (i) Amendment No. 1 to First Lien Term Loan Agreement dated as of March 27, 2018 and (ii) Amendment No. 2 to First Lien Term Loan Agreement dated as of June 28, 2019. This conformed copy is being filed for ease of reference and is qualified in its entirety by reference to (i) and (ii), above.

99.1	Press Release to be released on July 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: July 5, 2019	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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